                         MORGAN STANLEY DEAN WITTER
                         SHORT-TERM BOND FUND
                         PROSPECTUS--JUNE 30, 1998

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MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND (THE "FUND") IS A NO-LOAD,
OPEN-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM FIXED-INCOME SECURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF LESS THAN THREE YEARS. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), the Fund authorizes the Distributor or any of its affiliates, including Morgan Stanley Dean Witter Advisors Inc., to make payments, out of their own resources, for specific expenses incurred in promoting the distribution of the Fund's shares.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 30, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       5

Investment Objective and Policies.................       5

  Risks and Portfolio Characteristics.............       6

Investment Restrictions...........................      13

Purchase of Fund Shares...........................      13

Shareholder Services..............................      14

Redemptions and Repurchases.......................      17

Dividends, Distributions and Taxes................      18

Performance Information...........................      18

Additional Information............................      19

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

MORGAN STANLEY DEAN WITTER
SHORT-TERM BOND FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (toll-free)

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

           MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
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
THE FUND        The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is a no-load, open-end, diversified management investment company investing in a diversified portfolio of short-term fixed-income securities with a dollar-weighted average portfolio maturity of less than three years.
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SHARES OFFERED  Shares of beneficial interest with $0.01 par value (see page 19).
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OFFERING PRICE  The price of the shares offered by this Prospectus is determined once daily as of 4:00
                p.m., New York time, on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 14).
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MINIMUM         Minimum initial purchase, $1,000 ($100 if the account is opened through EasyInvest-SM-);
PURCHASE        minimum subsequent investments, $100 (see page 13).
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INVESTMENT      The investment objective of the Fund is to provide investors with a high level of
OBJECTIVE       current income, consistent with the preservation of capital.
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INVESTMENT      Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its
MANAGER         wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $114.6 billion at
                May 31, 1998 (see page 5).
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MANAGEMENT FEE  The Investment Manager receives a monthly fee at the annual rate of 0.70% of the average daily net assets (see page 5).
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DIVIDENDS AND   Dividends are declared daily and are payable monthly. Capital gains distributions, if
CAPITAL GAINS   any, are paid at least once a year or are retained for reinvestment by the Fund.
DISTRIBUTIONS   Dividends and distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 18).
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DISTRIBUTOR     Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") sells shares of the
AND PLAN OF     Fund through Dean Witter Reynolds Inc. ("DWR") and other selected broker-dealers. The
DISTRIBUTION    Distributor has entered into a Plan of Distribution pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, as amended, (the "Act") with the Fund authorizing the
                Distributor or any of its affiliates, including the Investment Manager, to make payments, out of their own resources, for expenses incurred in connection with the promotion or distribution of the Fund's shares (see page 13).
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REDEMPTION      Shares are redeemable at net asset value. An account may be involuntarily redeemed if total value of the account is less than $100 or, if the account was opened through
                EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 17).
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SHAREHOLDER     Automatic Investment of Dividends and Distributions; Investment of Distributions
SERVICES        Received in Cash; Exchange Privilege; Systematic Withdrawal Plan; EasyInvest-SM-;
                Tax-Sheltered Retirement Plans (see pages 14-17).
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RISKS           The prices of interest-bearing securities are, generally, inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.
                The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Mortgage-backed securities are subject to prepayments or refinancings of the mortgage pools underlying such securities which may have an impact upon the yield and the net asset value of the Fund's shares.
                Certain of the mortgage-backed securities in which the Fund may invest have higher yields than traditional mortgage-backed securities and will have concomitant greater price volatility. Asset-backed securities involve risks resulting mainly from the fact that such securities do not usually contain the complete benefit of a security interest in the related collateral. Certain of the high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than the higher rated lower yielding fixed-income securities. The foreign securities and markets in which the Fund will invest pose different and generally greater risks than those risks customarily associated with domestic securities and markets including fluctuations in foreign currency exchange rates, foreign tax rates and foreign exchange controls. (see pages 6-12).

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  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
              ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF
                            ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended April 30, 1998.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.........   None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Deferred Sales Charge.............................   None
Redemption Fees...................................   None
Exchange Fee......................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees*..................................  0.70%
12b-1 Fees........................................   None
Other Expenses*...................................  0.40%
Total Fund Operating Expenses*....................  1.10%

------------
* FOR THE PERIOD JANUARY 1, 1996 THROUGH DECEMBER 31, 1996, THE INVESTMENT MANAGER WAIVED ITS FEE AND REIMBURSED EXPENSES TO THE EXTENT THEY EXCEEDED 1.0% OF DAILY NET ASSETS. FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1998, THE INVESTMENT MANAGER IS WAIVING ITS COMPENSATION AND ASSUMING ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE FEES) WITHOUT LIMITATION. ACTUAL MANAGEMENT FEES AND OTHER EXPENSES FOR THE FISCAL YEAR ENDED APRIL 30, 1998, TAKING THE WAIVER OF FEES AND ASSUMPTION OF EXPENSES INTO EFFECT, WERE 0.0% AND 0.0%, RESPECTIVELY.

EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.......    $11       $35       $61       $134

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management" and "Redemptions and Repurchases."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                   FOR THE PERIOD
                                                         FOR THE YEAR ENDED APRIL 30                JANUARY 10,
                                               -----------------------------------------------     1994* THROUGH
                                                 1998         1997         1996         1995       APRIL 30, 1994
                                               --------     --------     --------     --------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $   9.50     $   9.54     $   9.46     $   9.62        $ 10.00
                                               --------     --------     --------     --------         ------
  Net investment income......................      0.65         0.61         0.63         0.77           0.21
  Net realized and unrealized gain (loss)....     --           (0.06)        0.05        (0.33)         (0.40)
                                               --------     --------     --------     --------         ------
  Total from investment operations...........      0.65         0.55         0.68         0.44          (0.19)
                                               --------     --------     --------     --------         ------
  Less dividends and distributions from:
    Net investment income....................     (0.66)       (0.59)       (0.45)       (0.59)         (0.19)
    Paid-in-capital..........................     --           --           (0.15)       (0.01)        --
                                               --------     --------     --------     --------         ------
  Total dividends and distributions..........     (0.66)       (0.59)       (0.60)       (0.60)         (0.19)
                                               --------     --------     --------     --------         ------
  Net asset value, end of period.............  $   9.49     $   9.50     $   9.54     $   9.46        $  9.62
                                               --------     --------     --------     --------         ------
                                               --------     --------     --------     --------         ------
TOTAL INVESTMENT RETURN+.....................      7.02%        5.88%        7.33%        4.76%         (2.01)%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................     --  (3)       0.64%(3)     0.37%(3)    --  (3)       --    (2)(3)
  Net investment income......................      6.52%(3)     6.25%(3)     6.54%(3)     7.64%(3)       6.36%(2)(3)
SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands....  $107,699      $42,252      $33,178      $29,818        $43,403
  Portfolio turnover rate....................        55%          67%          64%          74%             9%(1)

-------------
 * COMMENCEMENT OF OPERATIONS.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.10% AND 5.42%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1998, 1.30% AND 5.59%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1997, 1.29% AND 5.61%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1996, 1.08% AND 6.56%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1995 AND 1.55% AND 4.81%, RESPECTIVELY, FOR THE PERIOD ENDED APRIL 30, 1994.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") (formerly named Dean Witter Short-Term Bond Fund) is a no-load, open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on October 22, 1993.

    Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.3 billion at May 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.

    The Fund has retained the Investment Manager, pursuant to an Investment Management Agreement, to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services to the Fund.

    The Fund's Board of Trustees reviews the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rate of 0.70% to the Fund's net assets determined as of the close of each business day. The Investment Manager has undertaken from January 1, 1997 through December 31, 1998 to assume all operating expenses (except for any brokerage fees) and to waive its compensation without limitation. For the fiscal year ended April 30, 1998, the Fund accrued total compensation to the Investment Manager of 0.70% of the Fund's average daily net assets and the Fund's total expenses amounted to an annual rate of 1.10% of the Fund's average daily net assets exclusive of any waivers.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide investors with a high level of current income, consistent with the preservation of capital. This investment objective is a fundamental policy of the Fund and, as such, may not be altered without the approval of the shareholders of the Fund. There is no assurance that the Fund will achieve its investment objective.

    The Fund seeks to achieve its investment objective by investing in short-term, fixed-income securities with a dollar-weighted average portfolio maturity of less than three years. The Fund may invest in nominally longer-term securities that have many of the characteristics of shorter-term securities which will be deemed to have maturities earlier than their ultimate maturity dates (E.G., securities with demand features). A substantial portion of the Fund's portfolio will consist of fixed-income securities issued by U.S. corporate issuers and by the U.S. Government, its agencies and instrumentalities.

    Under normal market conditions, at least 65% of the Fund's total assets will be invested in bonds (for purposes of this provision, debt securities, which had at time of issuance a maturity of greater than one year, are defined as "bonds"). Furthermore, a portion of the Fund's portfolio (up to 25% of the Fund's total assets) may be invested in fixed-income securities issued by foreign corporate and government issuers.

    The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. In addition, while an investment in the Fund is not federally insured and there is no guarantee of price stability (the Fund is not a money market fund with a virtually constant net asset value per share), an investment in the Fund--unlike a certificate of deposit ("CD")--is not frozen for any specific period of time, may be redeemed at any time without incurring early withdrawal penalties, and may also provide a higher yield.

    The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate Mortgage-Backed and Asset-Backed securities (see below) of corporate issuers. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

    The Fund may also invest in preferred stocks rated in one of the four highest categories by a NRSRO.

    Up to 5% of the Fund's net assets may be invested in fixed-income securities rated below investment grade. Such lower-rated securities are considered to be speculative investments and, while producing higher yields than investment grade securities, are subject to greater credit risks. The Fund does not have any minimum quality rating standards with respect to this portion of its portfolio. If an investment grade fixed-income security held by the Fund is downgraded by a rating agency to a grade below investment grade, the Fund may retain such security in its portfolio unless such downgraded security, together with all other non-investment grade fixed-income securities held by the Fund constitute, in the aggregate, more than 5% of the Fund's net assets. In such event, the Investment Manager will seek to sell such securities from its portfolio, as soon as is reasonably practicable, in sufficient amounts to reduce this total to below 5% of its net assets. A description of fixed-income security ratings is contained in the Appendix to the Statement of Additional Information.

    The United States Government securities (including zero coupon securities) in which the Fund will invest include securities which are direct obligations of the United States Government, such as United States treasury bills, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (E.G., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (E.G., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (E.G., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

    In addition, as stated above, up to 25% of the Fund's total assets may be invested in securities issued by foreign corporations and governments and their agencies and instrumentalities. Such securities may be denominated in foreign currencies. The principal foreign currencies in which such securities will be denominated are: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Austrian schilling; Spanish Peseta; Swedish Krona; European Currency Unit and beginning on January 1, 1999, the euro. The Fund will only invest in foreign securities which are rated by a NRSRO as investment grade or which, if unrated, are deemed by the Investment Manager to be of investment grade creditworthiness.

RISKS AND PORTFOLIO CHARACTERISTICS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

MORTGAGE-BACKED SECURITIES. As stated above, a portion of the Fund's investments may be in Mortgage-Backed securities. Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.

    There are currently three basic types of Mortgage-Backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-

Backed securities without a government guarantee but usually having some form of private credit enhancement (described below).

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The guaranteed mortgage pass-through securities in which the Fund invests include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

    Certificates for Mortgage-Backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

    The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations or "CMOs". CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. In addition, in reliance upon an interpretation by the staff of the Securities and Exchange Commission with respect to limitations contained in Section 12(d) of the Act, the Fund may invest without limitation in CMOs and other Mortgage-Backed securities which are not by definition excluded from the provisions of the Act, and which have obtained exemptive orders from such provisions from the Securities and Exchange Commission.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing markets yields on Mortgage-Backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund may invest up to 10% of its total assets in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as the LIBOR (London Inter-Bank Offered
Rate) Index. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floaters exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed securities are derivative multiclass mortgage securities. Stripped Mortgage-Backed securities may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Up to 15% of the net assets of the Fund may be invested in Stripped Mortgage-Backed Securities.

    Stripped Mortgage-Backed securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated investment grade.

    The Fund may purchase Stripped Mortgage-Backed securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund's management understands that the staff of the Securities and Exchange Commission ("SEC") considers privately issued Stripped Mortgage-Backed securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. The staff of the SEC also takes the position that the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Fund's Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. The Fund may not invest more than 15% of its net assets in illiquid securities.

TYPES OF CREDIT ENHANCEMENT. Mortgage-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. In addition, any circumstances adversely affecting the ability of third parties (E.G., insurance companies) to satisfy any of their obligations with respect to any Mortgage-Backed security, such as a diminishment of their creditworthiness, could adversely affect the value of the security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager seeks to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class. In addition, CMO classes with higher yields tend to be more volatile with respect to cash flow of the underlying mortgages; as a result the market prices of a yield on these classes tend to be more volatile.

ASSET-BACKED SECURITIES. The Fund may invest in Asset-Backed securities. Asset-Backed securities represent the securitization techniques used to develop Mortgage-Backed securities applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    Asset-Backed securities involve certain risks that are not posed by Mortgage-Backed securities, resulting mainly from the fact that Asset-Backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

    New instruments and variations of existing Mortgage-Backed securities and Asset-Backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements.

FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between different currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. When purchasing foreign securities, the Fund will generally enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund will utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and the settlement date for the transaction.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (described in the Statement of Additional Information). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to the more rigorous uniform accounting, auditing and financial reporting standards and requirements applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

    Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the

Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase agreements only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees of the Fund. In addition, as described above,the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid debt portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. With respect to 75% of its total assets, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis.

ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by such Fund may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the securities during the year.

    Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

    Except as specifically noted, all investment policies and practices discussed in this Prospectus are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

The Fund's portfolio is managed by its Investment Manager with a view to achieving its investment objective. The Fund is managed within the Taxable Income Group, which manages 23 taxable mutual funds and fund portfolios, with approximately $13.9 billion in assets as of May 31, 1998.

Rochelle G. Siegel, Senior Vice President of MSDW Advisors and a member of the Corporate Bond Group, has been designated as the Fund's primary portfolio manager. Ms. Siegel has been managing portfolios comprised of fixed-income securities for more than 20 years and has been a portfolio manager at MSDW Advisors for over five years.

    Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc.

    Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. The Fund anticipates a portfolio turnover rate of no more than 100%.

INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended (the "Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 3% of its total assets in any one investment company, as long as that investment company does not represent more than 5% of the voting stock of the acquired investment company at the time such shares are purchased. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

        1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

        2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

        3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to Mortgage-Backed securities or Asset-Backed securities or to any obligation of the United States Government, its agencies or instrumentalities.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis at the offering price without the imposition of a sales charge. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and are offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other broker-dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Short-Term Bond Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. In the case of investments pursuant to Systematic Payroll Deduction Plans, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor or Selected Broker-Dealer. Shares of the Fund purchased through the Distributor or Selected Broker-

Dealer are entitled to dividends beginning on the next business day following settlement date. Since DWR or any other Selected Broker-Dealer may forward investors' funds on settlement date, it will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends or distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

    Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the Distributor is authorized to utilize its own resources or those of its affiliates, including MSDW Advisors, to finance certain services and activities in connection with the distribution of the Fund's shares. The principal activities and services which may be provided by the Distributor, DWR, its affiliates and other Selected Broker-Dealers under the Plan include: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and other employees of DWR and other Selected Broker-Dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security, is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities are translated into U.S. dollar equivalents at the prevailing market rates as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any open-end investment company for which MSDW Advisors serves as investment manager (collectively, with the Fund, the "Morgan Stanley Dean Witter Funds") unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid in shares of the Fund at net asset value per share. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other Selected Broker-Dealer through whom shares were purchased.

INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor. For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent.

EXCHANGE PRIVILEGE

An "Exchange Privilege," that is, the privilege of exchanging shares of certain Morgan Stanley Dean Witter Funds for shares of the Fund, exists whereby shares of Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, and for shares of five Morgan Stanley Dean Witter Funds which are money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (which nine funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.

    An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund, shares of the Morgan Stanley Dean Witter Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter

Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of Global Short-Term or the Morgan Stanley Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule). During the period of time the shares originally purchased from Global Short-Term or from a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative regarding restrictions on exchange of shares of the Fund pledged in their margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Morgan Stanley Dean Witter Funds in the past.

    Additional information on the above is available from an account executive of Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative from the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at its respective current net asset value per share (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent at P.O Box 983, Jersey City, NJ 07303, which will redeem the shares at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such determination will be redeemed at the price next determined. The term "good order" means that the share certificates, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request will be accepted. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements upon notice to shareholders, which may be by means of a new Prospectus.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor).

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR or other Selected Broker-Dealer. Payment for shares repurchased may be made by the Fund to the Distributor for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7)of the Internal Revenue Code) of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days in which to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute substantially all of its daily net investment income on an annual basis. Dividends from net capital gains, if any, will be paid at least once each year.

    Shareholders may instruct the Transfer Agent (in writing) to have their dividends paid out monthly in cash. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally be sent their monthly dividend check during the first ten days of the following month.

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax advisor.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and any sales charges which would be incurred by redeeming shareholders, for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of beneficial interest of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and option transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

MORGAN STANLEY DEAN WITTER
SHORT-TERM BOND FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Peter M. Avelar
Vice President
Rajesh K. Gupta
Vice President
Rochelle G. Siegel
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.